Exhibit 23.2
                                                                 ------------


                           INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Form S-8 Registration Statement of Community Bancshares, Inc. (Registration No. 333-46231) of our report dated March 1, 2001, which report appears in the Annual Report on Form 10-KSB of Community Bancshares, Inc. for the year ended December 31, 2001.



						/s/	Francis & Company, CPAs



Atlanta, Georgia
March 28, 2002